HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805         HV-6777 – Hartford 403(b) Cornerstone Innovations

333-151805         HV-6778 – Premier InnovationsSM (Series II)

333-72042                 HV-6779 – PremierSolutions Standard (Series A-II)

Supplement dated May18, 2017 to your Prospectus

FUND NAME CHANGE

PUTNAM HIGH YIELD ADVANTAGE FUND – CLASS A

Effective May 8, 2017, the following name change was made to your Prospectus:

Current Name	New Name

Putnam High Yield Advantage Fund – Class A	Putnam High Yield Fund – Class A

As a result of the above change, all references to the Current Name in your Prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.